________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

Our report for CIGNA High Income Shares (the "Fund") covering the year ended December 31, 2000 follows.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Financial market performance during 2000 can be best characterized by two dominant themes: (1) a complete reversal in the winners and losers among asset classes compared with calendar year 1999; and (2) a dramatic shift on the part of investors away from risk-taking and toward risk aversion, with some evidence of a flight to quality. In the eternal struggle within investment markets between greed and fear, risk and return, it was clear that, unlike 1999, fear and risk aversion emerged as the dominant forces.

In terms of specific asset classes, the broad bond market outperformed the broad equity market for the first year since 1990. Within the fixed income markets, U.S. Treasury securities, the safest and most liquid type of financial asset in the world, were the best performers. The 30-year Treasury bond enjoyed a total return of 19.88%, compared with an 11.63% total return for the Lehman Brothers Aggregate Bond Index, the best year for the Index since 1995. Conversely, below-investment-grade (high yield) bonds performed poorly, generating a negative total return of 5.86%, as measured by the Lehman Brothers High Yield Bond Index. According to Lehman Brothers, the year 2000 was the worst single year of relative performance for U.S. corporate bonds since the recession years of 1981-82 and 1974. Corporate bonds underperformed all other major fixed income asset classes, both on an absolute and duration-adjusted basis during 2000.

In 2000, the high yield bond market suffered from high interest rates, above-average default rates, a slowing economy and weak demand for the asset class. The Federal Reserve's six interest rate hikes since June 1999 reduced economic growth and raised concerns about a "hard landing." In addition to a slowing economy, stock and bond prices were pressured as numerous companies reported disappointing earnings results below previous guidance. Bond rating downgrades continued to outpace upgrades by a large margin throughout the year. Domestic default rates remained high at about 4.2%. In 2000, 106 issues defaulted, totaling $26.1 billion, compared with 88 issues and $22.3 billion in 1999. The telecommunications/media sector accounted for one-fourth of total defaults, followed by the food sector at ten percent. The high default rate was attributed to the large volume of new issues in 1997-98 and the weak pricing conditions in many industry sectors. This environment heightened credit concerns among investors, especially in the telecom sector, where the financial markets essentially closed down for several companies.

Due to the very difficult market conditions throughout most of 2000, the defensive sectors and securities showed the best relative performance. Cash-pay coupon issues outperformed zero-coupon, deferred-pay securities, with a -3.87% return, compared with a -17.65% return. Upper-tier quality securities (Double-B rated) performed better (+5.54% returns) than middle-tier (Single-B rated) credits (-7.5% returns), which did much better than lower-tier (CCC rated) credits (-21.28% returns). The best-performing industry sector was energy at 16.6% and the worst was wireline telecom at -26.5%. Other defensive sectors, such as Cable TV, electric utilities and health care, also did better than the market as a whole.

Finally, demand for high yield was very weak. High yield mutual funds continued to experience monthly outflows. In 2000 according to the Investment Company Institute, outflows totaled $6.0 billion, compared to $4.3 billion in inflows in 1999. Weaker demand resulted in the lowest volume of new issuance since 1995. There were 140 new issues priced for $47 billion in 2000, or less than one-half of 1999's volume of $100 billion.

Our portfolio strategy goal throughout the year was one of improving portfolio liquidity and

________________________________________________________________________________
                                                                               2



yield. The Fund's tactical approach was to harvest gains in overvalued securities in popular industry sectors, such as gaming, and reinvest the proceeds in undervalued, higher yielding, discount-priced issues. This approach was offset by the change in market psychology, primarily that which occurred in the telecom sector, which hurt Fund performance. Pervasive negative sentiment due to companies missing their numbers, a rise in telecom defaults, and the inability of issuers to access the capital markets led to substantial bond price declines.

The Fund's performance was also impacted by credit defaults during the course of the year and price volatility in emerging market corporates. In addition, the Fund's leverage position adversely impacted performance due to declining bond prices.

RECENT STRATEGY

To counteract weak market liquidity conditions and declining bond prices, an opportunistic approach was taken for portfolio trades during the fourth quarter. The strategy involved selling higher quality, defensive sector issues still trading around par and swapping into bonds trading at a discount to pick up yield and potential total rate of return. Sales included issues in the health care, lodging, packaging and gaming sectors. Holdings were purchased in the chemicals, Cable TV and business services segments.

We maintained our sector overweights in entertainment, industrials, technology and transportation services. Sector underweights due to low yields were kept in the health care, energy, gaming and electric utilities industries. Our exposure to mid-tier credits (Bs) was unchanged for the quarter at about 82%, above the benchmark weighting of 54%. The Fund remains broadly diversified, with holdings in 102 different issuers. The average duration remained about the same at 4.2 years, compared with the Index's duration of 4.5 years. The Fund's leverage during the quarter remained below 33% of assets and was 30% at year-end.

PERFORMANCE

CIGNA High Income Shares' performance was disappointing for the fourth quarter and the year. Based on net asset value the Fund's returns were -16.08% and -24.21%, respectively, for the quarter and 2000. This performance compared unfavorably to its benchmark, the Lehman Brothers High Yield Bond Index, which exhibited returns of -5.24% and -5.86%, respectively for the quarter and the year. Returns for the quarter and year-to-date based on the market value of the fund's shares traded on the New York Stock Exchange were -11.54% and -10.05%, respectively

OUTLOOK

The outlook for the high yield market is much more favorable than 2000 results would suggest. The asset class is currently at its cheapest valuation in a decade. In addition to this very attractive level (a spread over Treasuries of over 900 basis points), the Federal Reserve (Fed) has clearly signaled its intention to lower interest rates and provide sufficient liquidity to prevent the economy from sliding into a recession. Economic growth has slowed and first-half 2001 corporate profit comparisons are expected to be weak. Although future defaults among telecommunications issuers could still be significant. Our view is the market's performance will be much improved in 2001, as we believe the Fed will ease interest rates several times if necessary, to prevent the "hard landing" scenario from becoming a reality.


Sincerely,


/s/ Richard H. Forde


Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
                                                                               3


________________________________________________________________________________
        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/1/91 - 12/31/00



__________________________________________________________
                        AVERAGE ANNUAL RETURNS
                     1-Year   3-Year  5-Year  10-Year
Market Value        -10,05%   -10.01% -0.60%   13.87%
Net Asset Value     -24.21%   -9.75%   0.34%   11.81%
__________________________________________________________

                               HIS                           Lehman hy
                            Investment                      Investment
12/90                         $10,000                       $10,000
12/91                         $21,131                       $14,619
12/92                         $26,278                       $16,921
12/93                         $31,647                       $19,817
12/94                         $29,924                       $19,616
12/95                         $37,776                       $23,377
12/96                         $45,049                       $26,030
12/97                         $50,298                       $29,354
12/98                         $48,613                       $29,902
12/99                         $40,746                       $30,617
12/00                         $36,708                       $28,823

CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividend and capital gains distributions and changes in the market value of its stock, or as shown separately, in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 2000           4

                                                         MARKET
                                          PRINCIPAL       VALUE
                                            (000)          (000)
-------------------------------------------------------------------
BONDS AND NOTES - 139.1%
AEROSPACE AND DEFENSE - 4.2%
BE Aerospace, Inc., 9.9%, 2006              $ 4,000        $ 4,000

Hexcel Corp., 9.8%, 2009                      5,050          4,444
                                                      -------------
                                                             8,444
                                                      -------------

AUTO AND TRUCK - 2.4%
Collins & Aikman Products Co.,
    11.5%, 2006                               4,000          3,080
Tenneco Automotive, Inc.,
    11.6%, 2009                               4,000          1,890
                                                      -------------
                                                             4,970
                                                      -------------

BROADCASTING AND MEDIA - 7.2%
American Lawyer Media, Inc.,
    9.8%, 2007                                4,500          3,915
Innova S DE R.L., 12.9%, 2007                 3,780          3,336
Lodgenet Entertainment Corp.,
    10.3%, 2006                               2,140          2,054
Lodgian Fing Corp., 12.3%, 2009               4,200          3,780
Ziff Davis Media, Inc., 12%, 2010
    (144A security acquired July & Sep.
     2000 for $2,009)**                       2,000          1,560
                                                      -------------
                                                            14,645
                                                      -------------

CABLE TV - 8.5%
Cablevision S.A., 13.8%, 2007                 3,500          2,608
Charter Communications, Inc.,
    10.3%, 2010                               4,000          3,860
International Cabletel, Inc.,
    12.8%, 2005***                            2,750          2,640
Multicanal, S.A.,
    13.1%, 2009 Series E                      2,450          1,923
NTL Communications Corp.,
    11.9%, 2010 (144A security acquired
     Sep. & Oct. 2000 for $2,874)**           3,000          2,655
United Pan Europe Communications N.V.,
    11.3%, 2010                               5,500          3,548
                                                      -------------
                                                            17,234
                                                      -------------

CHEMICALS - 4.0%
Brunner Mond Group PLC,
    11%, 2008                                 3,000            810
Great Lakes Carbon Corp.,
    10.3%, 2008                               1,350            689
Huntsman ICI Chemicals, Inc.,
    10.1%, 2009                               4,000          3,825
Lyondell Chemical Co.,
    10.9%, 2009                               3,000          2,827
                                                      -------------
                                                             8,151
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 5.4%
Desa International, Inc., 9.9%, 2007          2,750          1,719
Jostens, Inc., 12.8%, 2010                    4,350          4,133
Samsonite Corp., 10.8%, 2008                  5,350          3,584



                                                         MARKET
                                            PRINCIPAL     VALUE
                                              (000)       (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES (CONTINUED)
United Industries Corp.,
    9.9%, 2009                             $  3,050      $   1,556
                                                      -------------
                                                            10,992
                                                      -------------

CONTAINERS AND PAPER - 8.4%
Gaylord Container Corp.,
    9.9%, 2008                                6,000          2,400
Huntsman Packaging Corp.,
    13%, 2010                                 3,700          2,090
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          3,000
Pindo Deli Finance Mauritius Ltd.,
    10.8%, 2007                               4,800          1,776
Riverwood International Corp.,
    10.6%, 2007                               4,000          3,980
    10.9%, 2008                               2,000          1,790
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          1,980
                                                      -------------
                                                            17,016
                                                      -------------
ELECTRONICS AND ELECTRICAL EQUIPMENT - 9.3%
Amkor Technology, Inc.,
    10.5%, 2009                               4,400          4,125
Dictaphone Corp., 11.75%, 2005+               2,465            370
Fairchild Semiconductor Corp.,
    10.1%, 2007                                 750            690
    10.4%, 2007                               2,500          2,325
International Wire Group, Inc.,
    11.8%, 2005,                              5,800          5,655
Viasystems, Inc.,
    9.8%, 2007                                5,500          4,345
    9.8%, 2007, Series B                      1,700          1,343
                                                      -------------
                                                            18,853
                                                      -------------

ENTERTAINMENT - 6.2%
American Skiing Co., 12%, 2006                5,250          4,305
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,060
Hollywood Park, Inc., 9.3%, 2007              1,775          1,775
Premier Parks, Inc., 9.8%, 2007               3,500          3,360
                                                      -------------
                                                            12,500
                                                      -------------

FINANCIAL - 4.1%
Dollar Financial Group, Inc.,
    10.9%, 2003                               4,150          3,922
Labranche & Co., Inc., 12%, 2007              4,150          4,357
                                                      -------------
                                                             8,279
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 2000           5
(Continued)


                                                          MARKET
                                            PRINCIPAL      VALUE
                                              (000)         (000)
-------------------------------------------------------------------
FOOD AND BEVERAGES - 11.5%
Agrilink Foods, Inc., 11.9%, 2008          $  4,000      $   2,640
Chiquita Brands International, Inc.,
    9.6%, 2004+                               1,240            372
    10.3%, 2006+                              2,895            869
Di Giorgio Corp., 10%, 2007                   4,000          3,350
Fleming Cos.,  Inc.,
    10.6%, 2001                               4,500          4,320
Grupo Azucarero Mexico S.A.,
    11.5%, 2005+                              2,175            870
Imperial Holly Corp., 9.75%, 2007+            5,000            500
Mastellone Hermanos S.A.,
    11.8%, 2008                               3,250          2,242
Premier International Foods PLC,
    12%, 2009                                 4,500          3,735
Stater Brothers Holdings, Inc.,
    10.8%, 2006                               4,100          3,423
Vlasic, Inc., 10.3%, 2009+                    3,350            854
                                                      -------------
                                                            23,175
                                                      -------------

HEALTH CARE - 0.0%
Mediq, Inc., 11%, 2008+                       6,500             65
                                                      -------------

INDUSTRIAL - 8.8%
Blount, Inc., 13%, 2009                       6,150          4,735
Foamex Capital Corp., 13.5%, 2005             5,500          3,245
Flowserve Corp., 12.3%, 2010                  1,000            995
Goss Holdings, Inc., Payment in Kind Bond,
    12.3%, 2005                               2,604            208
Grove Worldwide LLC,
    9.3%, 2008                                4,400            396
High Voltage Energy Corp.,
    10.5%, 2004***                            2,000          1,300
ICF International Inc., 13%, 2003***+         5,000          1,750
Neenah Corp.,
    11.1%, 2007, Series B                     2,650          1,948
    11.1%, 2007, Series E (144A
    security acquired Nov. 1998 for
    $1,553)**                                 1,500          1,103
Outsourcing Services Group, Inc.,
    10.9%, 2006                               3,500          2,205
                                                      -------------
                                                            17,885
                                                      -------------
METALS - 2.4%
Doe Run Resource Corp.,
    11.3%, 2005                               4,000          1,800
Kaiser Aluminum & Chemicals Corp.,
    10.9%, 2006                                 940            771
Murin Murin Holdings Ltd.,
    9.4%, 2007                                1,325          1,060
Renco Steel Holdings, Inc.,
    10.9%, 2005                               5,850          1,170
                                                      -------------
                                                             4,801
                                                      -------------




                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
MISCELLANEOUS - 12.9%
Allied Waste North America, Inc.,
    10%, 2009                              $  6,500       $  6,110
American Color Graphics, Inc.,
    12.8%, 2005                               5,500          5,170
Buhrmann U.S., Inc., 12.3%, 2009              4,800          4,896
Mail Well I Corp., 8.8%, 2008                 4,000          2,800
United Rentals, Inc.,
    9%, 2009                                  3,750          2,813
    9.3%, 2009                                1,350          1,024
Williams Scottman, Inc.,
    9.9%, 2007                                4,000          3,280
                                                      -------------
                                                            26,093
                                                      -------------

RETAIL - 1.2%
Jo Ann Stores, Inc., 10.4%, 2007              4,000          2,390
                                                      -------------
TECHNOLOGY - 3.5%
Exodus Communications, Inc.,
    11.3%, 2008                               4,800          4,224
    10.8%, 2009                                 500            435
Orbital Imaging Corp., 11.6%, 2005            4,250            850
PSI Net, Inc.,
    10.5%, 2006                               2,360            667
    11%, 2009                                 3,490            986
                                                      -------------
                                                             7,162
                                                      -------------

TELECOMMUNICATIONS - 21.5%
Alestra S DE R.L., 12.1%, 2006                6,000          4,830
Dobson Communications Corp.,
    10.9%, 2010                               5,000          4,925
Energis PLC, 9.8%, 2009                       2,500          2,275
Hyperion Telecommunications, Inc.,
    12%, 2007                                 5,920          2,546
KMC Telecom Holdings, Inc.,
    13.5%, 2009                               3,400            918
McLeod USA, Inc.,
    12%, 2008                                 3,730          3,767
    11.5%, 2009                               1,000            998
Nextlink Communications, Inc.,
    10.8%, 2008                               1,500          1,222
    10.5%, 2009                               2,450          1,923
Primus Telecommunications, Inc.,
    11.8%, 2004                               5,250          1,470
RSL Communications PLC,
    12.3%, 2006                               1,375             93
    10.5%,  2008                              4,750            594
Spectrasite Holdings, Inc.,
    10.8%, 2010                               4,200          3,780
Talton Holdings, Inc., 11%, 2007              2,800          2,044



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 2000           6
(Continued)

                                                         MARKET
                                        PRINCIPAL         VALUE
                                           (000)          (000)
-------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Transtel Pass-Thru Trust,
    12.5%, 2007+                           $  4,250         $  680
Versatel Telecom B.V.,
    13.3%, 2008                               5,550          3,496
Williams Communications, Inc.,
    10.9%, 2009                               6,000          4,470
World Access, Inc., 13.3%, 2008               5,200          3,536
                                                      -------------
                                                            43,567
                                                      -------------
TEXTILES - 3.3%
Cluett American Corp.,
    10.1%, 2008                               5,000          3,800
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,790
                                                      -------------
                                                             6,590
                                                      -------------

TRANSPORTATION - 7.6%
American Commercial Lines LLC,
    10.3%, 2008                               4,300          3,311
Atlas Air, Inc., 10.8%, 2005                  5,885          6,062
Avis Rent A Car, Inc., 11%, 2009              4,725          5,103
Budget Group, Inc., 9.1%, 2006                3,035            819
                                                      -------------
                                                            15,295
                                                      -------------

WIRELESS COMMUNICATIONS - 6.7%
Centennial Cellular, Inc.,
    10.8%, 2008                               3,835          3,605
Crown Castle International Corp.,
    10.8%, 2011                               2,000          2,050
Grupo Isuacell S.A.,
    14.3%, 2006                               1,390          1,373
Metrocall, Inc., 9.8%, 2007                   5,000          1,200
Telecorp PCS, Inc., 10.6%, 2010               1,800          1,818
Winstar Communications, Inc.,
    12.5%, 2008                               5,000          3,450
                                                      -------------
                                                            13,496
                                                      -------------

TOTAL BONDS AND NOTES
  (Cost - $411,456)                                        281,603
                                                      -------------
COMMON STOCKS - 0.1%
Goss Holdings Inc., Class B                      64            129
World Access, Inc.                               16             39
                                                      -------------

TOTAL COMMON STOCKS
  (Cost - $329)                                                168
                                                      -------------



                                                           MARKET
                                           PRINCIPAL        VALUE
                                             (000)          (000)
-------------------------------------------------------------------
WARRANTS - 0.4%
Convergent Communications, Inc.,
   Exp. 2008*                                 $  30          $  29
Jostens, Inc., Exp. 2010*                         4             87
Orbital Imaging Corp., Exp. 2005*                 4             37
Pliant Corp., Exp. 2010*                          4             38
Poland Telecom. Finance B.V.,
   Exp. 2007*                                     3              -
Primus Telecommunications, Inc.,
   Exp. 2004*                                     4              -
Versatel Telecom B.V., Exp 2008*                  7            635
                                                      -------------
TOTAL WARRANTS
  (Cost - $585)                                                826
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 139.6%
    (Total Cost - $412,370)                                282,597
Liabilities, Less Cash and Other Assets - (39.6%)          (80,196)
                                                      -------------
NET ASSETS - 100%                                        $ 202,401
                                                      =============

  -----------------------------------------------------------------
     PORTFOLIO COMPOSITION (UNAUDITED)
     December 31, 2000
                                           MARKET          % OF
     QUALITY RATINGS* OF                    VALUE        MARKET
     LONG-TERM BONDS                        (000)         VALUE
     --------------------------------------------------------------
     Ba/BB                                   $24,588          8.7%
     B/B                                     231,407         82.2%
     Below B                                  25,608          9.1%
                                         ------------  ------------
                                            $281,603        100.0%
                                         ============  ============

     *The higher of Moody's or Standard & Poor's Ratings.
  -----------------------------------------------------------------
*    Non-income-producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $5,317,500 (aggregate cost $6,435,950), which is approximately 3% of net assets.
***  Variable rate security. Rate disclosed is as of December  31, 2000.
+    Defaulted securities.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(IN THOUSANDS)

ASSETS:
Investments at market value
    (Cost - $412,370)                         $ 282,597
Cash on deposit with Custodian                        2
Interest receivable                              11,795
Investment for Trustees' deferred
    compensation plan                               256
                                            ------------
      TOTAL ASSETS                              294,650
                                            ------------

LIABILITIES:
Loan payable                                     86,963
Dividend payable January 10, 2001 at
    $0.075 per share                              3,915
Accrued interest payable                            820
Deferred Trustees' fees payable                     265
Accrued advisory fees payable                       160
Other accrued expenses (including $43
    due to affiliate)                               135
                                            ------------
      TOTAL LIABILITIES                          92,249
                                            ------------

NET ASSETS (Equivalent to $3.88 per share
    based on 52,194 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 202,401
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 401,541
Overdistributed net investment income            (2,940)
Unrealized depreciation of investments         (129,773)

Accumulated net realized loss                   (66,427)
                                            ------------
NET ASSETS                                    $ 202,401
                                            ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)


INVESTMENT INCOME
INCOME:
    Interest                                           $46,308
EXPENSES:
    Interest expense                       $8,216
    Investment advisory fees                2,381
    Administrative services                   133
    Custodian fees and expenses               108
    Shareholder reports                        91
    Auditing and legal fees                    59
    Transfer agent fees and expenses           50
    Trustees' fees                             31
    Other                                      60       11,129
                                          --------  -----------
NET INVESTMENT INCOME                                   35,179
                                                    -----------

REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS
    Net realized loss from
      Investments                                      (23,893)
    Unrealized depreciation of investments             (79,507)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                       (103,400)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                   $(68,221)
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31
(IN THOUSANDS)

                                           2000               1999
                                   ------------------  ----------------
OPERATIONS:
Net investment income                   $     35,179       $    41,408
Net realized loss from
   investments                               (23,893)          (40,375)
Unrealized appreciation
   (depreciation) on investments             (79,507)           14,578
                                   ------------------  ----------------
Net increase (decrease) in net assets
   from operations                           (68,221)           15,611
                                   ------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.7325
   per share and $0.82 per share,
   respectively)                             (38,047)          (42,033)
                                   ------------------  ----------------
Total distributions to
  shareholders                               (38,047)          (42,033)
                                   ------------------  ----------------

CAPITAL SHARE TRANSACTIONS:
Capital contribution by Adviser                    -             1,615
Net increase from 614 and
   848 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                 3,317             5,870
                                   ------------------  ----------------
Net increase from capital share
   transactions                                3,317             7,485
                                   ------------------  ----------------
NET  DECREASE IN
   NET ASSETS                               (102,951)          (18,937)

NET ASSETS:
Beginning of period                          305,352           324,289
                                   ------------------  ----------------
End of period (including
   overdistributed net
   investment income of $2,940
   and $92, respectively)               $    202,401       $   305,352
                                   ==================  ================




STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Repayment of borrowing                        $       (18,992)
Dividends paid in cash                                (34,813)
                                               ----------------
Total amount used                                     (53,805)
                                               ----------------

CASH PROVIDED (USED) BY OPERATIONS:
Purchases of portfolio securities                    (136,697)
Proceeds from sales of portfolio securities           153,696
                                               ----------------
Total amount used                                       16,999
                                               ----------------

Net Investment Income                                   35,179
Net change in receivables/payables
   related to operations                                 1,628
                                               ----------------
Total other amounts                                     36,807
                                               ----------------
NET INCREASE IN CASH                                         1
CASH, BEGINNING OF PERIOD                                    1
                                              -----------------
CASH, END OF PERIOD                           $              2
                                              =================



The Notes to Financial Statements are an integral part of these statements.

CIGNA HIGH INCOME SHARES

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                2000             1999         1998        1997        1996
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                              $  5.92      $  6.39     $  7.88     $  7.43     $  7.19
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                            0.68         0.81        0.88        0.87        0.85
Net realized and unrealized gains (losses)                         (1.99)        (0.46)      (1.49)       0.44        0.29
                                                                   ------        ------      ------       -----       ----
TOTAL FROM INVESTMENT OPERATIONS                                   (1.31)         0.35       (0.61)       1.31        1.14
                                                                   ------        ------      ------       -----       ----
LESS DISTRIBUTIONS:
Distributions from net investment income                           (0.73)        (0.82)      (0.88)      (0.86)      (0.90)
                                                                   ------        ------      ------      ------      ------
TOTAL DISTRIBUTIONS                                                (0.73)        (0.82)      (0.88)      (0.86)      (0.90)
                                                                   ------        ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                   $  3.88       $  5.92     $  6.39     $  7.88     $  7.43
                                                                 ========      ========    ========    ========    =======
MARKET VALUE, END OF PERIOD                                      $  4.19       $  5.38     $  7.25     $  8.44     $  8.38
                                                                 ========      ========    ========    ========    =======
TOTAL INVESTMENT RETURN:
Per share market value                                            (10.05)%      (16.18)%     (3.35)%     11.65%      19.25%
Per share net asset value (2)                                     (24.21)%        5.78%      (8.31)%     18.58%      16.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                        $ 202,401     $ 305,352   $ 324,289   $ 295,256   $ 273,500
Ratio of expenses to average net assets
  (includes interest expense)                                       4.16%         3.40%       3.40%       3.28%       3.35%
Ratio of expenses to average net assets
  (excludes interest expense)                                       1.09%         1.02%       0.97%       1.06%       1.07%
Ratio of net investment income to average net assets               13.13%        13.05%      12.05%      11.28%      11.60%
Portfolio turnover                                                    38%           49%         56%         74%         78%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                        10



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Continued)           11



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of: (A) $151,300,000; or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the year ended December 31, 2000 were $107,035,956 at an average interest rate of approximately 7.68%. As of December 31, 2000, the Fund was paying interest at an average annual rate of 7.72% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2000, the Fund paid or accrued $132,968. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from its Advisor as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2000 were $136,697,039 and $153,696,530, respectively.

As of December 31, 2000, the cost of securities for federal income tax purposes was $412,684,278. At December 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $130,087,323, of which $2,553,604 related to appreciated securities and $132,640,927 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $65,802,748, of which $1,753,142, $28,678,393 and $35,363,213 expire in 2003, 2007 and 2008, respectively. On
December 31, 2000, a capital loss carryover in the amount of $3,704,377 expired, resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. The Fund had a post October loss in the amount of $310,040. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. NEW ACCOUNTING MATTERS. Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. The cumulative effect of this accounting change will not have an impact on total net assets for the Fund but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Continued)           12


8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands, except for per share amounts):


---------------------------------------------------------------------------------------------------------------------------
                                                                      NET REALIZED AND
                                                                   UNREALIZED GAIN (LOSS)
                      INVESTMENT INCOME     NET INVESTMENT INCOME      ON INVESTMENTS        INCR. (DECR.) IN NET ASSETS
PERIOD ENDED           TOTAL    PER SHARE     TOTAL     PER SHARE   TOTAL     PER SHARE        TOTAL         PER SHARE
---------------------------------------------------------------------------------------------------------------------------
March 31, 1999        $13,768    $0.27       $11,120     $0.22     $(6,608)    $(0.10)         $ (2,150)     $(0.08)
June 30, 1999          13,592     0.27        10,928      0.21      (3,424)     (0.05)           (1,366)      (0.05)
September 30, 1999     12,995     0.25        10,353      0.20     (18,435)     (0.36)          (17,043)      (0.37)
December 31, 1999      11,853     0.23         9,007      0.17       2,670       0.05             1,622        0.03

March 31, 2000         12,370     0.24        9,529       0.19     (16,227)     (0.31)          (14,875)      (0.32)
June 30, 2000          12,297     0.24        9,647       0.19     (16,251)     (0.31)          (15,552)      (0.30)
September 30, 2000     11,613     0.22        8,597       0.16     (24,054)     (0.46)          (23,418)      (0.47)
December 31, 2000      10,028     0.18        7,406       0.14     (46,868)     (0.91)          (49,106)      (0.95)


________________________________________________________________________________
                                                                              13



REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 2000, the results of its operations and cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2001

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      14



2000 TAX INFORMATION (UNAUDITED)

During 2000, the Fund declared ordinary income dividends of $0.7325 per share. There were no capital gain distributions. A $0.075 distribution, which was declared in December 2000 (which includes the regular monthly dividend of 5 cents and an extra year-end amount of 2.5 cents), complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2000 distribution is still considered 2000 taxable income, even though received in 2001. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares

________________________________________________________________________________
CIGNA HIGH INCOME SHARES (Continued)                                          15



purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquires about your account, should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll free, 1-800-426-5523.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES (continued)                                          16

TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
                                           PRESIDENT, CIGNA RETIREMENT AND
Hugh R. Beath                              INVESTMENT SERVICES AND CHAIRMAN OF THE    Richard H. Forde
ADVISORY DIRECTOR                          BOARD, TIMESSQUARE CAPITAL MANAGEMENT,     CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INC.                                       AND PRESIDENT

Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1-800-426-5523.
________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                                   ANNUAL REPORT
       PAID                                                     DECEMBER 31,2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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